Prospectus Supplement	November 1, 2018

Putnam Short Duration Income Fund
Prospectus dated November 30, 2017

Effective November 1, 2018, class T shares of the fund will be redesignated as class N shares and will be available for purchase by all investors.

In connection with this redesignation, the prospectus is supplemented as follows.

All references to “class T” are removed and replaced with references to “class N.”

The following information replaces similar information for the share class under Fund summary — Fees and expenses – Shareholder fees:

	Maximum sales charge (load)	Maximum deferred sales charge (load) (as
Share	imposed on purchases (as	a percentage of original purchase price or
class	a percentage of offering price)	redemption proceeds, whichever is lower)
Class N	1.50%	0.25% †

† Applies only to certain redemptions of shares bought with no initial sales charge.

The following information replaces similar disclosure for the share class under Fund summary — Fees and expenses – Example:

Share class	1 year	3 years	5 years	10 years
Class N	$205	$356	$519	$994

The following information replaces similar information for the share class under Fund summary – Investments, risks, and performance – Performance – Average annual total returns after sales charges:

			Since inception
Share class	1 year	5 years	(10/17/11)
Class N before taxes**	-0.68%	0.20%	0.20%

**Class N shares were not outstanding during the periods shown. Performance shown for class N shares is derived from the historical performance of class A shares, adjusted for the sales charge and higher 12b-1 fees currently applicable to class N shares.

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